Exhibit 10.1
                               AMENDMENT AGREEMENT

                  AMENDMENT AGREEMENT (this "Agreement"), dated October 28, 2005 and effective as of October 6, 2005 (the "Effective Date"), by and among Hemispherx Biopharma, Inc., a Delaware corporation (the "Company"), Portside Growth and Opportunity Fund ("Portside") and Leonardo, L.P. ("Leonardo" and, together with Portside, each, a "Buyer" and, collectively, the "Buyers").

                  WHEREAS:

A. The Company and the Buyers are parties to (i) that certain Securities Purchase Agreement, dated as of October 29, 2003 (the "October 2003 SPA"), pursuant to which, among other things, the Company issued to the Buyers 6% Senior Secured Convertible Debentures due October 31, 2005 of the Company (the "October 2003 Debentures"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and (ii) that certain Securities Purchase Agreement, dated as of January 26, 2004 (the "January 2004 SPA"), pursuant to which, among other things, the Company issued to the Buyers 6% Senior Secured Convertible Debentures due January 31, 2006 of the Company (the "January 2004 Debentures") and additional 6% Senior Secured Convertible Debentures due January 31, 2006 of the Company (the "Additional Debentures" and, together with the October 2003 Debentures and the January 2004 Debentures, the "Debentures") pursuant to the exercise of certain Additional Investment Rights (as defined in the January 2004 SPA).

B. Contemporaneously with the execution and delivery of the January 2004 SPA, the Company and the Buyers entered into a Registration Rights Agreement, dated as of January 26, 2004 (the "Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act"), and applicable state securities laws.

C. The Company and the Buyers desire to enter into this Agreement to, among other things, (i) extend the Maturity Date (as defined in the Debentures) of the Debentures to June 30, 2007, (ii) amend the definition of Installment Date in the Debentures to extend the date on which Installment Amounts (as defined in the Debentures) are required to be paid, (iii) increase the interest rate of the Debentures to 7% per annum and (iv) provide for the issuance to the Buyers of warrants (the "Warrants") to purchase an aggregate of 225,000 shares of Common Stock (as may be adjusted pursuant to the terms of the Warrants, the "Warrant Shares").


D. The parties hereto desire that the Warrant Shares and the Interest Shares (as defined in the Debentures) be covered by the terms set forth in the Registration Rights Agreement.

E. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Debentures.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Buyers hereby agree as follows:

1.       Amendment of Debentures.
         -----------------------

(a) Maturity Date; Installment Amount; Installment Date. The Debentures are hereby amended to extend the Maturity Date thereof to June 30, 2007. In addition, the definition of "Installment Amount" in the January 2004 Debentures and the Additional Debentures is hereby amended by replacing the reference to "January 31, 2006" with "June 30, 2007." The definition of "Installment Date" in the January 2004 Debentures is hereby amended by replacing the reference to "July 26, 2005" with "July 1, 2006," and the definition of "Installment Date" in the Additional Debentures is hereby amended by replacing the reference to "July 26, 2005" with "January 1, 2007."


(b) Interest Rate. The Debentures are hereby amended to increase the interest rate set forth in the Debentures from 6% per annum to 7% per annum effective as of the Effective Date, and on and after the Effective Date interest on the Debentures shall accrue at the rate of 7% per annum.

(c) Registration Rights Agreement. All references in the Debentures to the Registration Rights Agreement, the Registration Statement and Registrable Securities shall be deemed to include the Registration Rights Agreement, as modified by Section 2(b) below, the Registration Statement to be filed pursuant to Section 2(b) below and the definition of Registrable Securities set forth in
Section 2(b) below, respectively.

(d) Further Amendments. The Debentures are further amended as provided in the forms of Debentures attached hereto as Exhibits A, B and C.
                                       -------------------

2.       OTHER TRANSACTION DOCUMENTS.
         ---------------------------

(a) Warrant.  As of the Effective  Date,  the Company shall issue and deliver to
(i) Portside a Warrant to purchase 107,104 Warrant Shares and (ii) Leonardo a Warrant to purchase 117,896 Warrant Shares. The Warrants issued to the Buyers shall be in the form of Exhibit C attached hereto. The issuance by the Company of the Warrants and the Warrant Shares is exempt from registration under the 1933 Act.

(b) Registration Rights Agreement. The Company shall file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the resale of at least 135% of the number of Warrant Shares and Interest Shares as of the trading day immediately preceding the date of the filing of such Registration Statement. The calculation of the number of shares to be registered shall be made without regard to any limitations on the exercise of the Warrants, and such calculation shall assume that the Warrants are then exercisable into shares of Common Stock and the maximum number of Interest Shares under the Debentures, assuming the respective initial outstanding principal amounts of the Debentures remain outstanding through June 30, 2007, assuming no conversions or redemptions of the Debentures prior to June 30, 2007, and taking into account the amendment to the interest rate of the Debentures effected hereby, are issuable at the then prevailing Warrant Exercise Price (as defined in the Warrants) or Interest Share Conversion Rate (as defined in the applicable Debentures), as applicable. The registration for resale of the Warrant Shares and the Interest Shares, and all rights, remedies and obligations of the Company and the Buyers related thereto, shall be governed in all respects by the terms of the Registration Rights Agreement; provided, that, to effectuate this provision, the following terms defined in the Registration Rights Agreement shall be deemed to have the following meanings:

(i) "Warrants" and "Warrant Shares" shall have the meanings given to those terms in this Agreement;

(ii) "Convertible Debentures" shall mean the Debentures;

(iii) "Closing Date" shall mean the Effective Date;

(iv) "Registrable Securities" shall mean the (i) the Warrant Shares issued or issuable upon exercise of all of the Warrants, (ii) the Interest Shares (as defined in the Convertible Debentures) issued or issuable on the Convertible Debentures and (iii) any shares of capital stock issued or issuable with respect to the Warrant Shares or the Interest Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the Warrants; provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities (A) upon any sale pursuant to a Registration Statement, Rule 144 under the 1933 Act or upon any sale in any manner to a person or entity which, by virtue of Section 9 of the Registration Rights
Agreement, is not entitled to the rights provided in the Registration Rights Agreement or (B) at such time as all such shares may be sold under Rule 144(k); and

(v) "Filing Deadline" shall mean the date that is 60 days after the Effective Date.

3.       REPRESENTATIONS AND WARRANTIES

(a) Buyer Bring Down. Each Buyer hereby represents and warrants to the Company with respect to only itself as set forth in Section 2 of the January 2004 SPA as to this Agreement, the Registration Rights Agreement, The Warrants, the Warrant Shares and the Interest Shares as if such representations and warranties were made as of the Effective Date and set forth in their entirety in this Agreement. References in such Section 2 to the Securities shall be deemed to refer to the Warrants, the Warrant Shares and the Interest Shares.

(b) Company Bring Down. The Company hereby represents and warrants to each Buyer as set forth in Sections 3(b) and 3(e) and the first and third sentences of
Section 3(d) of the January 2004 SPA as to this Agreement, the Registration Rights Agreement, the Warrants, the Warrant Shares and the Interest Shares as if such representations and warranties were made as of the Effective Date and set forth in their entirety in this Agreement. References in such Sections to (i) the Transactions Documents shall be deemed to refer to this Agreement, the Warrants and the Registration Rights Agreement and (ii) the Securities shall be deemed to refer to the Warrants, the Warrant Shares and the Interest Shares.

4.       CONDITIONS TO ComPANY'S OBLIGATIONs hereunder.

     The obligations of the Company to each Buyer hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed this Agreement and delivered the same to the Company.

(b)      Such Buyer shall have delivered to the Company its original Debentures.

(c) The representations and warranties of such Buyer in Section 3(a) hereof shall be true and correct in all respects as of the Effective Date.

5.       CONDITIONS TO Buyer's OBLIGATIONs hereunder.

     The obligations of each Buyer hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed this Agreement and delivered the same to such Buyer.

(b) The Company shall have executed and delivered to such Buyer the Warrant to be issued to it hereunder.

(c) The Company shall have executed and delivered to such Buyer replacement Debentures, which shall be identical in all respects to such Buyer's original Debentures, but shall incorporate the amendments to the Debentures effected by
Section 1 hereof.

(d) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby.

(e) Within fifteen business days after the Effective Date, the Company shall have delivered to the Company's transfer agent a letter stating that the Irrevocable Transfer Agent Instructions dated January 26, 2004 shall also apply to the Warrant Shares and the Interest Shares issuable under the Debentures.

(f) The representations and warranties of the Company in Section 3(b) hereof shall be true and correct in all respects as of the Effective Date.

6.       MISCELLANEOUS.

(a) Expenses. Each party hereto shall bear its respective costs, fees and expenses in connection with the negotiation, execution and delivery of this Agreement and any and all documents executed in connection herewith.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. This Agreement may not be assigned by the Company without the prior written consent of the Buyers.

(f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h) Filing of Form 8-K. At or before 8:30 a.m., New York City time, on the business day following the date of execution hereof, the Company shall file an amendment to its Current Report on Form 8-K (originally filed on October 7,
2005) with the Securities and Exchange Commission describing the terms of this Agreement and including this Agreement as an exhibit to such Current Report on Form 8-K amendment.

(i) Debentures in Full Force and Effect. Except to the extent modified hereby, the terms of the Debentures shall remain unchanged and continue in full force and effect.

(j) Amendments; Waivers. No provision of this Agreement may be amended or waived except by a written instrument signed by all of the parties hereto.

(k) Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles.

(l) Independent Obligations. The obligations of each Buyer hereunder are several and not joint with the obligations of the other Buyer, and no provision of this Agreement is intended to confer any obligations on one Buyer vis-a-vis the other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                           COMPANY:

                           HEMISPHERX BIOPHARMA, INC.



                       By: s/
                           ---------------------------
                           Name:
                           Title:

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above

                       BUYER:

                       PORTSIDE GROWTH & OPPORTUNITY FUND



                   By: s/
                       -----------------------------------
                       Name:
                       Title:

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                       BUYER:

                       LEONARDO, L.P.



                   By: s/
                       -----------------------------------
                       Name:
                       Title: